UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

Date of Report (Date of Earliest Event Reported) February 10, 2005

Registrant, State of Incorporation, Address of
Commission File	Principal Executive Offices and Telephone	I.R.S. employer
Number	Number	Identification Number

1-08788	SIERRA PACIFIC RESOURCES	88-0198358
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

2-28348	NEVADA POWER COMPANY	88-0420104
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 367-5000

0-508	SIERRA PACIFIC POWER COMPANY	88-0044418
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

None

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Appointment of Principal Officers
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
Signatures
Exhibit Index
EX-99.1 PRESS RELEASE ISSUED FEBRUARY 11, 2005
EX-99.2 PRESS RELEASE ISSUED FEBRUARY 10, 2005

Section 5—Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Appointment of Principal Officers

(a)	Not required

(b)	Not required

(c)	Not required

(d)	On February 11, 2005, Sierra Pacific Resources issued a press release announcing that Joseph B. Anderson, Jr. has been elected to its board of directors. Anderson also joins the boards of Sierra Pacific Resources’ two utility subsidiaries, Sierra Pacific Power Company and Nevada Power Company. Anderson’s term as a Sierra Pacific Resources director will run until the May 2005 annual meeting of the corporation. A copy of the press release is attached as Exhibit 99.1 hereto.

Section 8—Other Events

Item 8.01 Other Events

     On February 10, 2005, Sierra Pacific Resources issued a press release announcing that its subsidiary, Nevada Power Company, the Colorado River Commission (“CRC”) and the Southern Nevada Water Authority (“SNWA”) have agreed to work under a cooperative business accord. Subject to approval by the entities’ respective boards and certain governmental authorities, the accord will allow Nevada Power Company, CRC and SNWA to collaborate on mutually beneficial initiatives while focusing on their primary missions of providing reliable electricity and water supplies for their customers. The accord also resolves outstanding issues and litigation among the entities. A copy of the press release is attached as Exhibit 99.2 hereto.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Not required

(b)	Pro forma financial information

Not required

(c)	Exhibits

99.1 Press Release issued February 11, 2005.

99.2 Press Release issued February 10,2005.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources (Registrant)
Date: February 11, 2005	By:	/s/ John E. Brown
John E. Brown
Vice President and Controller

Nevada Power Company (Registrant)
Date: February 11, 2005	By:	/s/ John E. Brown
John E. Brown
Vice President and Controller

Sierra Pacific Power Company (Registrant)
Date: February 11, 2005	By:	/s/ John E. Brown
John E. Brown
Vice President and Controller

Exhibit Index

99.1 — Press Release issued February 11, 2005.

99.2 — Press Release issued February 10, 2005.